Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350*

In connection with the annual report of Cascade Corporation (the “Company”) on Form 10-K for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)                                     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Warren, Jr.
Robert C. Warren, Jr.
President and Chief Executive Officer
April 7, 2004

/s/ RICHARD S. ANDERSON
Richard S. Anderson
Chief Financial Officer
April 7, 2004

*A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Cascade Corporation and will be retained by Cascade Corporation and furnished to the Securities and Exchange Commission or its staff upon request.